UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary proxy statement
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
ORION GROUP HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)
Payment of filing fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(I) and 0-11

(1)	Title of each class of securities to which transaction applies;
____________________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
____________________________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
____________________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
____________________________________________________________________________________________________
(5) Total fee paid:
____________________________________________________________________________________________________
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
____________________________________________________________________________________________________

(2)	Form, schedule or registration statement number:
____________________________________________________________________________________________________

(3)	Filing party:
____________________________________________________________________________________________________

(4)	Date filed:
____________________________________________________________________________________________________

ORION GROUP HOLDINGS, INC.
12000 AEROSPACE AVENUE, SUITE 300
HOUSTON, TEXAS 77034

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ORN2018**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E40761-P06421 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ORION GROUP HOLDINGS, INC.

The Board of Directors recommends you vote FOR the nominees, FOR proposal 2 and proposal 3:

1. To elect two Class II members to our Board of Directors, each to serve a three-year term and until his successor is duly elected and qualified;
Nominees:

	For	Against	Abstain
1a. Richard L. Daerr, Jr.	☐	☐	☐
1b. J. Michael Pearson	☐	☐	☐

	For	Against	Abstain
2. A non-binding advisory proposal to approve the compensation of our named executive officers as disclosed in the proxy statement (the "say-on-pay" vote);	☐	☐	☐
3. The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2018; and	☐	☐	☐

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E40762-P06421

ORION GROUP HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 24, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Orion Group Holdings, Inc. Our 2018 Annual Meeting will be held on Thursday, May 24, 2018, at 10:00 a.m. CDT. We are very pleased that this year's annual meeting will again be a completely virtual meeting of stockholders. You will be able to attend the 2018 Annual Meeting, vote and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/ORN2018.

The stockholder(s) hereby appoint(s) Mark R. Stauffer, Peter R. Buchler and Christopher J. DeAlmeida, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common/Preferred stock of ORION GROUP HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 24, 2018, at 10:00 a.m. CDT, via webcast, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side